UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 28, 2004
                                                        -------------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                   File No. 1-8989           13-3286161
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification Number)



 383 Madison Avenue, New York, New York                         10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (zip code)



      Registrant's telephone number, including area code:  (212) 272-2000
                                                           --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_|    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

   |_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

   |_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

      The Bear Stearns Companies Inc. grants various awards to its executive officers under its Capital Accumulation Plan for Senior Managing Directors, amended and restated November 29, 2000 for Plan Years beginning on or after July 1, 1999, and further amended as of March 31, 2004 (the "Capital Accumulation Plan") and Stock Award Plan, amended and restated as of March 31, 2004 (the "Stock Award Plan"). Forms of award grant agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (c)   Exhibits:

            10.1 Form of Agreement evidencing a grant of CAP Units to Executive Officers under the Capital Accumulation Plan.

            10.2 Form of Agreement evidencing a grant of Nonqualified Stock Options (subject to vesting) to Executive Officers under the Stock Award Plan.

            10.3 Form of Agreement evidencing a grant of Nonqualified Stock Options (immediately exercisable) to Executive Officers under the Stock Award Plan.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Jeffrey M. Farber
                                          ---------------------------------
                                          Jeffrey M. Farber
                                          Controller
                                          (Principal Accounting Officer)


Dated:  January 4, 2005

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
-----------       -----------

10.1 Form of Agreement evidencing a grant of CAP Units to Executive Officers under the Capital Accumulation Plan.

10.2 Form of Agreement evidencing a grant of Nonqualified Stock Options (subject to vesting) to Executive Officers under the Stock Award Plan.

10.3 Form of Agreement evidencing a grant of Nonqualified Stock Options (immediately exercisable) to Executive Officers under the Stock Award Plan.